AMENDMENT
TO THE
PURCHASE AND ASSUMPTION AGREEMENT

THIS AMENDMENT (this “Amendment”) is made and entered into as of this 17th day of December, 2015, by and between ATHENS FEDERAL COMMUNITY BANK, NATIONAL ASSOCIATION, a national bank (“Purchaser”) and ATLANTIC CAPITAL BANK, N.A., a national bank (“Seller”), and amends that certain Purchase and Assumption Agreement (the “Agreement”), dated as of December 17, 2015, between Purchaser and Seller.

WHEREAS, Purchaser and Seller are parties to the Agreement; and

WHEREAS, in order to clarify certain provisions of the Agreement, the parties desire to amend the Agreement as provided in Section 11.9 of the Agreement;

NOW, THEREFORE, in consideration of their mutual promises and obligations and intending to be legally bound hereby, the parties agree as follows:

1.    Amendment to the Agreement. The definition of “Purchased Loans” in Section 1.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Purchased Loans” means those certain loans listed on Schedule 1.7, together with all Loan Documents and Records pertaining to such loans. This list will be updated as of the Closing Date by Seller to reflect any changes with respect to such loans and the addition of new loans on the books of the Branches on such date unless such loans exceed $150,000 in principal amount, in which case such loans will only be added with the prior written consent by Purchaser.

2.    Reaffirmation and Continuing Validity. Except as expressly amended hereby, the terms and provisions of the Agreement remain in full force and effect in all respects.

3.    Governing Law.      This Amendment and the legal relations between the parties shall be governed by and interpreted in accordance with the laws of the State of Tennessee applicable to contracts made and to be performed entirely within the State of Tennessee.

4.    Counterparts.      This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.
SELLER:
ATLANTIC CAPITAL BANK, N.A.
By:    /s/ D. Michael Kramer
Name: D. Michael Kramer
Title: President and Chief Operating Officer

PURCHASER:

ATHENS FEDERAL COMMUNITY BANK, NATIONAL ASSOCIATION
By:    /s/ Jeffrey L. Cunningham
Name: Jeffrey L. Cunningham
Title: President and Chief Executive Officer